SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
              (Date of earliest event reported): February 27, 2004

                           ARIAD PHARMACEUTICALS, INC.
             (Exact Name of Registrant as Specified in its Charter)


       Delaware                    0-21696                        22-3106987
(State or Other Jurisdiction  (Commission File Number)        (I.R.S. Employer
of Incorporation)                                           Identification No.)


                              26 LANDSDOWNE STREET
                         CAMBRIDGE, MASSACHUSETTS 02139
              (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code:
                                 (617) 494-0400



















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ITEM 5.    OTHER EVENTS

           On February 27, 2004, the Registrant disseminated a Press Release announcing that it will provide a live webcast of its corporate presentation at the Seventh Annual Lehman Global Healthcare Conference on Friday, March 5, 2004 at 11:15 a.m.

           The information contained in the Press Release dated February 27, 2004, is incorporated herein by reference and attached as Exhibit
           99.1 hereto.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


           (c)    Exhibits.

                  99.1   The Registrant's Press Release dated February 27, 2004.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                ARIAD PHARMACEUTICALS, INC.



                                By:    /s/ Edward M. Fitzgerald
                                       ------------------------
                                       Edward M. Fitzgerald
                                       Senior Vice President and
                                         Chief Financial Officer


Date:    February 27, 2004


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                                  EXHIBIT INDEX

Exhibit
Number     Description                                    Sequential Page Number
-------    -----------                                    ----------------------

99.1       The Registrant's Press Release dated February 27, 2004.          4


                                       3